UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Share	s	Value

Common Stocks—12.6%

Consumer Discretionary—0.5%

Auto Components—0.0%

Lear Corp.[1]	140		$14,536

Automobiles—0.2%

Ford Motor Co.[1]	3,775		45,073

General Motors Co.[1]	1,490		44,164

			89,237

Hotels, Restaurants & Leisure—0.0%

Extended Stay America, Inc.[1]	1,065		13,643

Household Durables—0.1%

Beazer Homes USA, Inc.[1,2]	935		7,994

CalAtlantic Group, Inc.[1]	475		15,433

MDC Holdings, Inc.[1]	1,000		21,760

PulteGroup, Inc.[1]	635		10,643

			55,830

Media—0.0%

Comcast Corp., Cl. A1	30		1,671

Multiline Retail—0.1%

J.C. Penney Co., Inc.[1,2]	885		6,425

Kohl’s Corp.[1]	365		18,159

Macy’s, Inc.	105		4,243

Target Corp.[1]	105		7,604

			36,431

Specialty Retail—0.1%

Best Buy Co., Inc.[1]	845		23,601

Staples, Inc.[1]	260		2,319

			25,920

Consumer Staples—0.2%

Beverages—0.0%

Coca-Cola Co. (The)[1]	210		9,013

Molson Coors Brewing Co., Cl. B1	10		905

			9,918

Food & Staples Retailing—0.1%

Wal-Mart Stores, Inc.[1]	380		25,217

Food Products—0.0%

Kraft Heinz Co. (The)[1]	300		23,418

Household Products—0.0%

Procter & Gamble Co. (The)[1]	130		10,620

Tobacco—0.1%

Philip Morris International, Inc.[1]	320		28,803

1   OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Share	s	Value

Energy—0.3%

Oil, Gas & Consumable Fuels—0.3%

BP plc, Sponsored ADR[1]	720		$23,306

Chevron Corp.[1]	545		47,126

Exxon Mobil Corp.[1]	385		29,972

Kinder Morgan, Inc.	200		3,290

Marathon Oil Corp.[1]	710		6,908

Royal Dutch Shell plc, Cl. A, Sponsored ADR	750		32,948

Williams Cos., Inc. (The)[1]	685		13,221

			156,771

Financials—10.1%

Capital Markets—0.2%

Goldman Sachs Group, Inc. (The)[1]	265		42,813

KKR & Co. LP3	1,500		20,445

Morgan Stanley[1]	1,185		30,668

			93,926

Commercial Banks—0.6%

Bank of America Corp.[1]	1,350		19,089

Citigroup, Inc.[1]	2,340		99,637

JPMorgan Chase & Co.	1,620		96,390

Wells Fargo & Co.[1]	1,080		54,249

			269,365

Insurance—0.4%

American International Group, Inc.[1]	405		22,874

Assured Guaranty Ltd.[1]	2,875		68,367

Chubb Ltd.[1]	50		5,654

MBIA, Inc.[1,2]	3,600		23,976

MetLife, Inc.[1]	1,135		50,678

			171,549

Real Estate Investment Trusts (REITs)—8.1%

Apollo Commercial Real Estate Finance, Inc.	825		13,117

Ascendas Real Estate Investment Trust	113,087		183,923

Blackstone Mortgage Trust, Inc., Cl. A	575		14,248

Charter Hall Retail REIT	42,500		124,604

Chatham Lodging Trust	7,010		132,209

Colony Capital, Inc., Cl. A	1,220		21,021

Communications Sales & Leasing, Inc.	775		14,888

Dream Office Real Estate Investment Trust	6,200		71,254

EPR Properties	3,570		214,021

Eurocommercial Properties NV	4,424		193,926

Fortune Real Estate Investment Trust	197,000		197,796

Frasers Centrepoint Trust	134,000		178,847

Goodman Group	32,300		140,346

Hersha Hospitality Trust, Cl. A1	9,782		171,870

Hospitality Properties Trust	4,900		115,591

ICADE	1,717		122,037

iStar, Inc.[2]	1,315		13,729

Liberty Property Trust	6,010		176,213

Medical Properties Trust, Inc.	14,430		158,730

2   OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Share	s	Value

Real Estate Investment Trusts (REITs) (Continued)

NorthStar Realty Finance Corp.	375		$4,451

Ramco-Gershenson Properties Trust	11,090		189,528

STAG Industrial, Inc.	7,340		124,266

Starwood Property Trust, Inc.	12,765		243,046

Two Harbors Investment Corp.	1,520		11,552

Unibail-Rodamco SE	760		192,146

Ventas, Inc.	1,920		106,214

Vicinity Centres	94,200		195,673

Warehouses de Pauw CVA	2,803		227,366

Welltower, Inc.	1,360		84,619

WP Glimcher, Inc.	8,130		73,820

			3,711,051

Real Estate Management & Development—0.8%

Citycon OYJ[2]	42,733		101,937

Vonovia SE	8,072		245,384

			347,321

Thrifts & Mortgage Finance—0.0%

MGIC Investment Corp.[1,2]	1,350		8,937

Health Care—0.5%

Biotechnology—0.0%

AbbVie, Inc.[1]	410		22,509

Health Care Equipment & Supplies—0.1%

Medtronic plc	359		27,255

Health Care Providers & Services—0.0%

UnitedHealth Group, Inc.[1]	20		2,303

Pharmaceuticals—0.4%

Allergan plc[1,2]	60		17,066

Johnson & Johnson[1]	325		33,943

Merck & Co., Inc.[1]	980		49,657

Pfizer, Inc.[1]	1,380		42,076

Roche Holding AG, Sponsored ADR[1]	655		21,235

Teva Pharmaceutical Industries Ltd., Sponsored ADR[1]	225		13,833

			177,810

Industrials—0.2%

Aerospace & Defense—0.0%

General Dynamics Corp.	11		1,472

United Technologies Corp.[1]	35		3,069

			4,541

Airlines—0.1%

United Continental Holdings, Inc.[1,2]	570		27,520

Commercial Services & Supplies—0.0%

R.R. Donnelley & Sons Co.[1]	1,280		17,881

3   OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Share	s	Value

Electrical Equipment—0.0%

Eaton Corp. plc	180		$9,092

Industrial Conglomerates—0.1%

General Electric Co.[1]	1,125		32,737

Road & Rail—0.0%

CSX Corp.[1]	215		4,949

Information Technology—0.3%

Communications Equipment—0.1%

Cisco Systems, Inc.[1]	880		20,935

QUALCOMM, Inc.[1]	305		13,829

			34,764

Internet Software & Services—0.0%

Alphabet, Inc., Cl. C1,2	25		18,574

Semiconductors & Semiconductor Equipment—0.0%

Cypress Semiconductor Corp.[1,2]	610		4,794

Intel Corp.	90		2,792

			7,586

Software—0.1%

Microsoft Corp.[1]	675		37,186

Oracle Corp.[1]	130		4,720

			41,906

Technology Hardware, Storage & Peripherals—0.1%

Apple, Inc.[1]	410		39,909

EMC Corp.[1]	385		9,537

HP, Inc.[1]	200		1,942

Seagate Technology plc	115		3,341

			54,729

Materials—0.1%

Chemicals—0.0%

EI du Pont de Nemours & Co.	18		950

LyondellBasell Industries NV, Cl. A	115		8,966

Monsanto Co.	10		906

			10,822

Containers & Packaging—0.1%

International Paper Co.[1]	365		12,487

Paper & Forest Products—0.0%

Domtar Corp.[1]	375		12,094

Telecommunication Services—0.2%

Diversified Telecommunication Services—0.2%

AT&T, Inc.[1]	1,375		49,583

CenturyLink, Inc.[1]	910		23,132

Frontier Communications Corp.[1]	4,675		21,271

4   OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Share	s	Value

Diversified Telecommunication Services (Continued)

Windstream Holdings, Inc.[1]	835		$4,818

			98,804

Utilities—0.2%

Electric Utilities—0.2%

American Electric Power Co., Inc.[1]	325		19,815

Edison International[1]	275		16,995

PPL Corp.[1]	650		22,789

			59,599

Independent Power and Renewable Electricity Producers—0.0%

NRG Energy, Inc.[1]	725		7,714

Total Common Stocks (Cost $6,683,528)			5,779,840

Preferred Stocks—10.1%

Aflac, Inc., 5.50% Jr. Sub.	2,850		73,159

Allergan plc, 5.50% Cv., Series A	23		21,811

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	5,605		153,969

American Financial Group, Inc., 6.375% Sr. Unsec.	2,725		71,804

Arch Capital Group Ltd., 6.75% Non-Cum., Non-Vtg.	5,400		140,400

Aviva plc, 8.25% Sr. Sub.	5,350		142,791

Axis Capital Holdings Ltd., 6.875% Non-Cum., Series C	2,675		70,005

Capital One Financial Corp., 6.70% Non-Cum.	6,225		169,444

Charles Schwab Corp. (The), 6% Non-Cum., Non-Vtg.	9,000		235,530

Citigroup Capital XIII, 6.692% Cum., Non-Vtg.[4]	8,350		213,509

Deutsche Bank Contingent Capital Trust V, 8.05% Non-Cum., Non-Vtg.	7,900		207,770

Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	2,650		70,940

Discover Financial Services, 6.50% Non-Cum., Non-Vtg.	5,926		153,780

Dominion Resources, Inc., 6.375% Cv.	115		5,722

Exelon Corp., 6.50% Cv.	335		14,412

Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[4]	2,650		74,332

First Republic Bank, 7% Non-Cum.	5,410		150,560

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	320		28,602

GMAC Capital Trust I, 8.125% Jr. Sub., Non-Vtg.[4]	8,461		215,332

Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[4]	4,975		152,733

Hospitality Properties Trust, 7.125% Cum.	2,750		71,390

HSBC Holdings plc, 8% Jr. Sub.	4,225		110,103

ING Groep NV, 7.20% Jr. Sub.	8,653		225,584

iStar, Inc., 4.50% Cv., Non-Vtg.	625		28,106

Kimco Realty Corp., 5.625% Cum., Series K, Non-Vtg.	2,950		74,134

KKR Financial Holdings LLC, 7.375% Cum.	5,675		149,934

PartnerRe Ltd., 7.25% Cum., Non-Vtg.	5,475		161,020

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[4]	5,550		154,734

Post Holdings, Inc., 5.25% Cv.	280		30,590

Protective Life Corp., 6.25% Sub.	2,775		73,621

Prudential Financial, Inc., 5.75% Jr. Sub.	2,825		73,676

Public Storage, 6.375% Cum., Series Y, Non-Vtg.	2,725		73,875

Raymond James Financial, Inc., 6.90% Sr. Unsec.	5,700		153,615

Regions Financial Corp., 6.375% Non-Cum., Series A	2,800		73,024

SL Green Realty Corp., 6.50% Cum., Non-Vtg.	2,850		73,673

State Street Corp., 6% Non-Cum., Non-Vtg.	5,975		157,322

5   OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks (Continued)

Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.[2]	22	$21,490

US Bancorp, 6.50% Non-Cum., Non-Vtg.[4]	4,100	116,973

VEREIT, Inc., 6.70% Cum., Non-Vtg.	13,925	336,985

Vornado Realty Trust, 6.625%, Cum., Series G	2,875	73,859

Total Preferred Stocks (Cost $4,551,103)		4,600,313

	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $3,998)	1,145	79

	Principal Amount

Non-Convertible Corporate Bonds and Notes—6.5%

Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K4,5	$210,000	212,295

Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[4,5]	280,000	293,990

BNP Paribas SA, 7.375% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	196,500

Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[4,5,6]	150,000	145,312

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	205,783

Deutsche Bank AG, 7.50% Jr. Sub. Perpetual Bonds[4,5]	200,000	181,800

Frontier Communications Corp., 11% Sr. Unsec. Nts., 9/15/25[6]	2,000	1,935

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,5]	230,000	156,256

Intesa Sanpaolo SpA, 7.70% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	193,596

J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	10,000	8,300

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[4,5]	210,000	212,231

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,5]	106,000	103,814

Morgan Stanley, 5.45% Jr. Sub. Perpetual Bonds, Series H4,5	210,000	202,913

Royal Bank of Scotland Group plc, 8% Jr. Sub. Perpetual Bonds[4,5]	200,000	205,750

Societe Generale SA, 7.875% Jr. Sub. Perpetual Bonds[4,5,6]	200,000	193,250

SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[4,5]	140,000	139,475

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,5	200,000	209,250

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,5]	180,000	131,040

Total Non-Convertible Corporate Bonds and Notes (Cost $3,104,724)		2,993,490

Convertible Corporate Bonds and Notes—0.3%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	3,000	1,528

iStar, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	1,000	1,012

MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	13,000	14,617
9.00% Cv. Jr. Sub. Nts., 4/1/63[6]	44,000	50,023

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	30,000	21,206

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	16,000	7,660
4.75% Cv. Sr. Sub. Nts., 4/15/19	35,000	14,744

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	17,000	18,530

Total Convertible Corporate Bonds and Notes (Cost $179,181)		129,320

	Shares

Structured Securities—0.0%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17	98	2,574

UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/31/16[6]	508	3,358

6    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

				Shares	Value

Structured Securities (Continued)

UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/8/16[6]				117	$769

Total Structured Securities (Cost $9,075)					6,701

	Counterparty	Exercise Price	Expiration Date	Contracts

Over-the-Counter Option Purchased—0.0%

SX5E Index Call[2]	BOA	EUR 3,450.000	3/18/16	EUR 44	1,728
Total Over-the-Counter Option Purchased (Cost $31,059)

	Shares

Investment Companies—68.5%

Barclays OFI SteelPath MLP Exchange Traded Note[7]	91,175	1,330,243

Oppenheimer Core Bond Fund, Cl. I7	349,059	2,370,111

Oppenheimer Emerging Markets Local Debt Fund, Cl. I7	309,117	2,108,176

Oppenheimer Global High Yield Fund, Cl. I7	1,623,439	13,945,344

Oppenheimer Institutional Money Market Fund, Cl. E, 0.38%[7,8]	298,899	298,899

Oppenheimer Master Event-Linked Bond Fund, LLC[7]	315,396	4,744,441

Oppenheimer Senior Floating Rate Fund, Cl. I7	872,974	6,494,930

Total Investment Companies (Cost $35,551,004)		31,292,144

Total Investments, at Value (Cost $50,113,672)	98.0%	44,803,615

Net Other Assets (Liabilities)	2.0	893,880

Net Assets	100.0%	$45,697,495

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $1,502,920. See Note 6 of the accompanying Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents the current interest rate for a variable or increasing rate security.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $990,526 or 2.17% of the Fund’s net assets at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]

Barclays OFI SteelPath MLP Exchange Traded Note	91,175	—	—	91,175

Oppenheimer Core Bond Fund, Cl. I	372,018	3,227	26,186	349,059

7    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016[a]

Oppenheimer Emerging Markets Local Debt Fund, Cl. I	303,603	5,514	—	309,117
Oppenheimer Global High Yield Fund, Cl. I	1,600,312	23,127	—	1,623,439
Oppenheimer Institutional Money Market Fund, Cl. E	1,101,949	4,258,541	5,061,591	298,899
Oppenheimer Master Event-Linked Bond Fund, LLC	321,321	—	5,925	315,396
Oppenheimer Senior Floating Rate Fund, Cl. I	887,205	12,066	26,297	872,974

		Value	Income	Realized Gain (Loss)

Barclays OFI SteelPath MLP Exchange Traded Note		$1,330,243	$23,878	$—
Oppenheimer Core Bond Fund, Cl. I		2,370,111	21,848	(5,251)
Oppenheimer Emerging Markets Local Debt Fund, Cl. I		2,108,176	37,928	—
Oppenheimer Global High Yield Fund, Cl. I		13,945,344	202,978	—
Oppenheimer Institutional Money Market Fund, Cl. E		298,899	345	—
Oppenheimer Master Event-Linked Bond Fund, LLC		4,744,441	62,831[b]	5,716[b]
Oppenheimer Senior Floating Rate Fund, Cl. I		6,494,930	91,386	(17,093)

Total		$31,292,144	$441,194	$(16,628)

   a. Represents the last business day of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

   b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$40,424,683	90.2%
United Kingdom	808,889	1.8
France	703,933	1.6
Australia	460,623	1.0
Netherlands	428,476	1.0
Germany	427,183	1.0
Singapore	362,770	0.8
Belgium	227,366	0.5
Switzerland	227,018	0.5
Hong Kong	197,796	0.4
Italy	193,596	0.4
Ireland	131,040	0.3
Finland	101,937	0.2
Canada	71,254	0.2
Israel	35,323	0.1
Eurozone	1,728	0.0

Total	$44,803,615	100.0%

8    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at January 29, 2016
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

Abbvie, Inc. Put	USD	60.000	2/19/16	USD	(1)	$407	$(585)

MGIC Investment Corp. Put	USD	6.000	2/19/16	USD	(1)	21	(9)

Oracle Corp. Put	USD	37.000	2/19/16	USD	(1)	300	(123)

Total of Exchange-Traded Options Written						$728	$(717)

Futures Contracts as of January 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

S&P 500 E-Mini Index	CME	Buy	3/18/16	48	$4,632,240	$256,668

Centrally Cleared Interest Rate Swaps at January 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

BOA	Pay	Three- Month USD BBA LIBOR	2.599%	1/7/46	USD	890	$—	$64,350

BOA	Pay	Three- Month USD BBA LIBOR	2.566	11/6/45	USD	480	—	32,966

DEU	Pay	Three- Month USD BBA LIBOR	2.518	10/23/45	USD	432	—	25,892

GSG	Pay	Three- Month USD BBA LIBOR	2.611	10/13/45	USD	376	—	30,524

JPM	Receive	Three- Month USD BBA LIBOR	2.518	10/23/45	USD	375	(2,308)	(22,270)

Total of Centrally Cleared Interest Rate Swaps							$(2,308)	$131,462

Over-the-Counter Total Return Swaps at January 29, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

iShares iBoxx USD High Yield			One-Month USD BBA LIBOR minus
	BOA	Pay	173 basis points	2/10/16	USD 4,673	$39,625

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA

9    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
SX5E	The Euro STOXX 50 Index
S&P	Standard & Poor’s

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Exchange Abbreviations
CME	Chicago Mercantile Exchanges

10 OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

11	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

12	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

13	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$237,268	$—	$—	$237,268
Consumer Staples	97,976	—	—	97,976
Energy	156,771	—	—	156,771
Financials	2,498,164	2,103,985	—	4,602,149
Health Care	229,877	—	—	229,877
Industrials	96,720	—	—	96,720
Information Technology	157,559	—	—	157,559
Materials	35,403	—	—	35,403
Telecommunication Services	98,804	—	—	98,804
Utilities	67,313	—	—	67,313
Preferred Stocks	4,572,207	28,106	—	4,600,313
Rights, Warrants and Certificates	79	—	—	79
Non-Convertible Corporate Bonds and Notes	—	2,993,490	—	2,993,490
Convertible Corporate Bonds and Notes	—	129,320	—	129,320
Structured Securities	—	6,701	—	6,701
Over-the-Counter Option Purchased	—	1,728	—	1,728
Investment Companies	26,547,703	4,744,441	—	31,292,144

Total Investments, at Value	34,795,844	10,007,771	—	44,803,615

14	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$39,625	$—	$39,625
Centrally cleared swaps, at value	—	153,732	—	153,732

Total Assets	$34,795,844	$10,201,128	$—	$44,996,972

Liabilities Table
Other Financial Instruments:
Options written, at value	$(717)	$—	$—	$(717)
Futures contracts	(256,668)	—	—	(256,668)
Centrally cleared swaps, at value	—	(22,270)	—	(22,270)

Total Liabilities	$(257,385)	$(22,270)	$—	$(279,655)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Investment Companies	$1,691,752	$(1,691,752)

Total Assets	$1,691,752	$(1,691,752)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region

15	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Global High Yield Fund, accounted for 30.5% of the Fund’s net assets. Additional information on Oppenheimer Global High Yield Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

16	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 1.6% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

17	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

18	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change

19	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $4,871,400 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $62,554 and $8,457 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in

20	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $56,801 and $1,356 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	8	$2,521
Options written	568	203,099
Options closed or expired	(5)	(563)
Options exercised	(568)	(204,329)

Options outstanding as of January 29, 2016	3	$728

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

21	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $93,750 and $1,671,750 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $2,417,993 on total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

22	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker,

23	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

24	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

Federal tax cost of securities	$50,121,051
Federal tax cost of other investments	4,892,055

Total federal tax cost	$55,013,106

Gross unrealized appreciation	$521,386
Gross unrealized depreciation	(5,928,582)

Net unrealized depreciation	$(5,407,196)

25	OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016